POWER OF ATTORNEY

           The undersigned director and officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                               /s/ Gordon M. Bethune
                               ---------------------------
                               Gordon M. Bethune

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY



           The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Lawrence W. Kellner
                               ---------------------------
                               Lawrence W. Kellner

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson' or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                /s/ Michael P. Bonds
                               ---------------------------
                                Michael P. Bonds

                                Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                               /s/ Lloyd Bentsen
                               ---------------------------
                               Name:  Lloyd Bentsen

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ David Bonderman
                               ---------------------------
                               Name:  David Bonderman

                               Dated and effective as of January 2,1997

                          POWER OF ATTORNEY

           The undersigned director and officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott K Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director or officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director or officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director or officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Gregory D. Brenneman
                               ---------------------------
                               Gregory D. Brenneman

                               Dated and effective as of January 2, 1997

                     POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Douglas McCorkindale
                               ---------------------------
                               Name:  Douglas McCorkindale

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ George Parker
                               ---------------------------
                               Name:  George Parker

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Richard W. Pogue
                               ---------------------------
                               Name:  Richard W. Pogue

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

                               /s/ William S. Price
                               ---------------------------
                               Name:  William S. Price

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Donald L. Sturm
                               ---------------------------
                               Name:  Donald L. Sturm

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Karen Hastie Williams
                               ---------------------------
                               Name:  Karen Hastie Williams

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Charles A. Yamarone
                               ---------------------------
                               Name:  Charles A. Yamarone

                               Dated and effective as of January 2, 1997

                          POWER OF ATTORNEY

           The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 9 1/2% Senior Notes due December 15, 2001 (the "Registration Statement'), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                               /s/ Patrick Foley
                               ---------------------------
                               Name:  Patrick Foley

                               Dated and effective as of January 2, 1997